UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2012

ULTA SALON, COSMETICS & FRAGRANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33764	36-3685240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120 Bolingbrook, Illinois 60440
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 410-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 8, 2012, Ulta Salon, Cosmetics & Fragrance, Inc. (the “Company”) issued a press release regarding its financial results for the fourth quarter and fiscal year ended January 28, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

On March 8, 2012, the Company announced that it is implementing a Chief Financial Officer (“CFO”) succession plan after Gregg R. Bodnar, the Company’s Chief Financial Officer and Assistant Secretary, advised the Company that due to a family health issue he will be required to relocate to Michigan and as such intends to step down from his current position at such time as a suitable successor CFO can be identified. CEO Chuck Rubin and the Company’s Board of Directors, with the assistance of an executive search firm, will begin the process of contacting and evaluating successor candidates. In order to facilitate an orderly transition, Mr. Bodnar will remain in his present position pending the appointment of his successor and will assist in the transition of his successor.

A copy of the Company’s press release announcing the Company’s CFO succession plan and Mr. Bodnar’s planned departure is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 Other Events.

On March 8, 2012, the Company issued a press release announcing that its Board of Directors has declared a special cash dividend of $1.00 per share of outstanding common stock. The special cash dividend will be payable on May 15, 2012 to shareholders of record as of the close of business on March 20, 2012. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 8, 2012 announcing financial results for the fourth quarter and fiscal year ended January 28, 2012 furnished herewith.

99.2	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 8, 2012 announcing the Company’s CFO succession plan and Gregg R. Bodnar’s planned departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA SALON, COSMETICS & FRAGRANCE, INC.

Date: March 8, 2012	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 8, 2012 announcing financial results for the fourth quarter and fiscal year ended January 28, 2012 furnished herewith.

99.2	Press release issued by Ulta Salon, Cosmetics & Fragrance, Inc. on March 8, 2012 announcing the Company’s CFO succession plan and Gregg R. Bodnar’s planned departure.